SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2010

KIMCO REALTY CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Maryland	1-10899	13-2744380
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

3333 New Hyde Park Road, Suite 100 New Hyde Park, NY	11042
(Address of Principal Executive Offices)	(Zip Code)

(516) 869-9000

 (Registrant’s telephone number, including area code)

Not applicable

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On November 4, 2009, Kimco Realty Corporation and Subsidiaries (the “Company”), purchased the remaining 85% interest in PL Retail LLC and Subsidiaries (“PL Retail”), an entity that indirectly owns through wholly-owned subsidiaries 21 shopping centers, in which the Company held a 15% non-controlling interest prior to this transaction. The 21 shopping centers comprise approximately 5.2 million square feet of gross leasable area (“GLA”) and are located in California (8 properties; 27% of GLA), Florida (6 properties; 42% of GLA), the Phoenix, Arizona metro area (2 properties; 7.3% of GLA), New Jersey (2 properties; 10.3% of GLA), Long Island, New York (1 property; 1.1% of GLA), Arlington, Virginia, near metro Washington, D.C. (1 property; 6.6% of GLA) and Greenville, South Carolina (1 property; 5.7% of GLA).  The Company paid a purchase price equal to approximately $175.0 million, after customary adjustments and closing prorations, which was equivalent to 85% of PL Retail’s gross asset value, which equaled approximately $825.0 million, less the assumption of $564.0 million of non-recourse mortgage debt encumbering 20 properties and $50.0 million of perpetual preferred stock.  The purchase price includes approximately $20.0 million for the purchase of development rights for one shopping center.  Subsequent to the acquisition of these properties, the Company repaid an aggregate of approximately $269.0 million of the non-recourse mortgage debt which encumbered 10 properties.

In addition, during 2009, the Company acquired, in separate transactions, 12 operating properties (the “Additional Acquisitions”) comprising of approximately 1.6 million square feet of GLA for an aggregate purchase price of approximately $130.5 million, including the assumption of $13.5 million of non-recourse mortgage debt encumbering one of the properties.

The 21 properties relating to the PL Retail acquisition and the 12 Additional Acquisitions (collectively referred to herein as the “Acquisition Properties”) qualify for the aggregate audit requirements under the United States Securities and Exchange Commission (“SEC”) Rule 3-14 of Regulation S-X (“Rule 3-14”).  The Acquisition Properties comprise an aggregate of approximately 6.8 million square feet of GLA, and had an aggregate purchase price of approximately $955.4 million including the assumption of approximately $577.6 million of non-recourse mortgage debt encumbering 21 of the properties and $50.0 million of perpetual preferred stock.  The aggregate purchase price of the properties exceeded 10% of the total assets of the Company as of December 31, 2009.  None of these acquisition transactions constitute a “significant subsidiary”.

Details of the acquisitions are as follows (in thousands):

			Purchase Price
Property Name	Location	Acquisition Date	Cash	Debt Assumed/ Preferred Stock (2)	Total	GLA
*PL Retail Acquisition (1):	Various	Nov-09	210,994	614,081	825,075	5,160

Additional Acquisitions:
Novato Fair (3)	Novato, CA	Jul-09	9,902	13,524	23,426	125
Canby Square (4)	Canby, OR	Oct-09	7,052	-	7,052	116
Garrison Square (4)	Vancouver, WA	Oct-09	3,535	-	3,535	70
Oregon Trail Center (4)	Gresham, OR	Oct-09	18,135	-	18,135	208
Pioneer Plaza (4)	Springfield, OR	Oct-09	9,823	-	9,823	96
Powell Valley Junction (4)	Gresham, OR	Oct-09	5,062	-	5,062	107
Troutdale Market (4)	Troutdale, OR	Oct-09	4,809	-	4,809	90
Angels Camp (4)	Angels Camp, CA	Nov-09	6,801	-	6,801	78
Albany Plaza (4)	Albany, OR	Nov-09	6,075	-	6,075	110
Elverta Crossing (4)	Antelope, CA	Nov-09	8,765	-	8,765	120
Park Place (4)	Vallejo, CA	Nov-09	15,655	-	15,655	151
Medford, Center (4)	Medford, OR	Nov-09	21,158	-	21,158	335
Total Additional Acquisitions			116,772	13,524	130,296	1,606

Total Acquisition Properties			$327,766	$627,605	$955,371	6,766

* Properties were selected for audit under Rule 3-14 (“Selected Acquisition Properties”).  The aggregate purchase price of the Selected Acquisition Properties was approximately $825.0 million or approximately 86.4% of the aggregate purchase price of the Acquisition Properties.

(1)  Properties purchased from a related party PL Retail LLC, therefore requiring audits for three years under Rule 3-14.

(2)  Mortgage indebtedness assumed by the Company in connection with the acquisitions mature on various dates between January 1, 2010 through February 1, 2017, and bear interest at annual rates ranging from LIBOR plus 1.45% to 9.0%.  The $50.0 million of perpetual preferred stock relating to PL Retail consists of 2,942,463 shares outstanding and pays a quarterly dividend at a rate of $0.29 per share.

(3)  The Company acquired this property from a joint venture in which the Company had a 10% noncontrolling ownership interest.

(4)  The Company acquired this property from a joint venture in which the Company had a 15% noncontrolling ownership interest.

FORWARD LOOKING STATEMENTS

Some of the information included in this report contains forward-looking statements, such as those related to the purchase price and financial statements of property acquisitions, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results, performances or achievements.  Factors which may cause actual results to differ materially from current expectations include, but are not limited to (i) general adverse economic and local real estate conditions, (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iii) financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms, (iv) the Company’s ability to raise capital by selling its assets, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates and foreign currency exchange rates, (vii) the availability of suitable acquisition opportunities, (viii) valuation of joint venture investments, (ix) valuation of marketable securities and other investments, (x) increases in operating costs, (xi) changes in the dividend policy for the Company’s common stock, (xii) the reduction in the Company’s income in the event of multiple lease terminations by tenants or a failure by multiple tenants to occupy their premises in a shopping center, (xiii) impairment charges and (xiv) unanticipated changes in the Company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity.  Accordingly, there is no assurance that the Company’s expectations will be realized. Our success also depends upon certain other matters discussed under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Business Risks” and elsewhere in our most recent Annual Report on Form 10K for the year ended December 31, 2009.

Item 9.01.     Financial Statements and Exhibits.

(a)

Financial Statements of Selected Acquisition Properties

-

Audited Consolidated Statements of Revenues and Certain Operating Expenses for the years ended December 31, 2008, 2007 and 2006 for each of the Selected Acquisition Properties.

-

Unaudited Consolidated Statements of Revenues and Certain Operating Expenses of the Selected Acquisition Properties for the period January 1, 2009 through September 30, 2009, the latest interim period prior to the date of acquisition.

Notes to Consolidated Statements of Revenues and Certain Operating Expenses

None of the Acquisition Properties constitute a “significant subsidiary” pursuant to Regulation S-X.  Audited and unaudited consolidated statements of revenues and certain operating expenses for the years ended December 31, 2008, 2007 and 2006 and for the nine months ended September 30, 2009, respectively, are presented herein only for the Selected Acquisition Properties, which represent a majority of the Acquisition Properties.

(b)  Pro Forma Financial Information for Kimco Realty Corporation and Subsidiaries (Unaudited):

-

Pro Forma Condensed Consolidated Statement of Operations of the Company for the year ended December 31, 2009.

-

Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations of the Company for the year ended December 31, 2009.

(c)  Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations.

(d)  Exhibits:

23.1 Consent of Weiser LLP

Independent Auditors’ Report

To the Board of Directors and Stockholders of Kimco Realty Corporation:

We have audited the accompanying Consolidated Statements of Revenues and Certain Operating Expenses of PL Retail LLC and Subsidiaries (“PL Retail”) for the years ended December 31, 2008, 2007, and 2006.  These Consolidated Statements of Revenues and Certain Operating Expenses are the responsibility of PL Retail’s management.  Our responsibility is to express an opinion on these Consolidated Statements of Revenues and Certain Operating Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Consolidated Statements of Revenues and Certain Operating Expenses were prepared for the purpose of complying with the rules and  regulations of the United States Securities and Exchange  Commission for inclusion in the Form 8-K of Kimco Realty Corporation as described in Note 1 and is not intended to be a complete presentation of PL Retail’s consolidated revenues and expenses.

In our opinion, the Consolidated Statements of Revenues and Certain Operating Expenses referred to above present fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of PL Retail for the years ended December 31, 2008, 2007, and 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Weiser LLP

New York, New York

March 15, 2010

PL Retail LLC and Subsidiaries
Consolidated Statements of Revenues and Certain Operating Expenses

(in thousands)

	For the Year Ended December 31,			For the Nine Months Ended September 30,
	2008	2007	2006	2009
				(unaudited)

Revenues:
Rental revenue	$83,653	$84,163	$83,411	$59,039

Expenses:
Rent	(868)	(868)	(834)	(651)
Real estate taxes	(10,044)	(9,684)	(9,731)	(7,405)
Operating and maintenance	(9,266)	(9,557)	(9,615)	(6,319)
General and administrative	(2,043)	(1,256)	(1,084)	(842)

Total expenses	(22,221)	(21,365)	(21,264)	(15,217)

Revenues in excess of certain operating expenses	$61,432	$62,798	$62,147	$43,822

The accompanying notes are an integral part of these consolidated financial statements.

PL Retail LLC and Subsidiaries

Notes to Consolidated Statements of Revenues and Certain Operating Expenses

For the Years Ended December 31, 2008, 2007, and 2006 and

the Nine Months Ended September 30, 2009 (unaudited)

1. Background and Basis of Presentation

On November 4, 2009, Kimco Realty Corporation and Subsidiaries (the “Company”) acquired the remaining 85% interest in PL Retail LLC and Subsidiaries (“PL Retail”), of which the Company held a 15% non-controlling interest prior to this transaction.  The accompanying consolidated statements of revenues and certain operating expenses (the “Consolidated Statements”) presents the results of operations of PL Retail for the three years ended December 31, 2008, 2007 and 2006 and the nine months ended September 30, 2009 for those properties owned by PL Retail as of November 4, 2009.   The Consolidated Statements have been prepared on the accrual basis of accounting and have been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in this Current Report on Form 8-K of the Company.  The Consolidated Statements are not intended to be a complete presentation of the revenues and expenses of PL Retail as certain expenses, primarily depreciation and amortization, interest, property management fees and other costs not directly related to the future operations of the properties, have been excluded.  The Company is not aware of any material factors relating to PL Retail that would cause the reported financial information not to be necessarily indicative of future operating results.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Statements include the accounts of PL Retail and its wholly-owned subsidiaries.  Each wholly-owned subsidiary is an entity that owns one or more properties.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Revenue Recognition

Base rental revenues from rental properties are recognized on a straight-line basis over the terms of the related leases.  Certain of these leases also provide for percentage rents based upon the level of sales achieved by the lessee.  These percentage rents are recognized once the required sales level is achieved.  In addition to base rent, tenants also, generally, will pay their pro rata share of increases of common area maintenance costs, real estate taxes and other operating expenses in excess of a base year amount.  These escalations are based on actual expenses incurred in the prior calendar year.  These operating expense reimbursements are recognized as earned.  If the expenses in the current year are different from those in the prior year, then during the current year, the escalations will be adjusted to reflect the actual expenses for the current year.  In addition, certain leases contain fixed percentage increases over the base rent to cover escalations.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the properties and include maintenance, utilities, ground rent expense and repair costs that are expected to continue in the ongoing operations of the properties. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Consolidated Statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results may differ from those estimates.

PL Retail LLC and Subsidiaries

Notes to Consolidated Statements of Revenues and Certain Operating Expenses

For the Years Ended December 31, 2008, 2007, and 2006 and

the Nine Months Ended September 30, 2009 (unaudited)

3. Commitments

PL Retail lease premises to tenants pursuant to lease agreements, which provide for terms ranging from one to 27 years. As of December 31, 2008, the future minimum revenues from rental properties owned by PL Retail as of November 4, 2009 (as described in Note 1) under the terms of all non-cancellable tenant leases, assuming no new or renegotiated leases are executed for such premises, for the future years are approximately as follows (in thousands):

2009	$59,622
2010	49,064
2011	44,130
2012	38,603
2013	33,142
Thereafter	140,231
Total	$364,792

A property owned by PL Retail as of November 4, 2009 has a ground lease that has a remaining term of 20 years with one 10-year and two 15-year options to renew.  Future minimum payments during the next five years and thereafter under this noncancellable lease at December 31, 2008, are as follows (in thousands):

2009	$868
2010	868
2011	924
2012	955
2013	955
Thereafter	13,355
Total	$17,925

4.  Tenant Concentrations

One tenant, Costco, accounted for more than 10% of the properties’ total rental revenue for the year ended December 31, 2008.  Costco constituted approximately 11% of the properties’ total rental revenue for the year ended December 31, 2008.  Costco also comprised 11% of the properties’ total rental revenue for the nine months ended September 30, 2009.

5.  Interim Unaudited Consolidated Statement of Revenues and Certain Operating Expenses

The accompanying interim Consolidated Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2009, is unaudited.  However, in the opinion of the Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period.  The results for the period presented are not necessarily indicative of the results for the full year.

6.  Subsequent Events

The Company has evaluated subsequent events through March 15, 2010, the date of the Consolidated Statements were available for issuance.

KIMCO REALTY CORPORATION AND SUBSIDIARIES

PRO FORMA FINANCIAL INFORMATION INTRODUCTION

(UNAUDITED)

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2009, has been prepared to reflect the effect of the Acquisition Properties acquired by Kimco Realty Corporation and Subsidiaries (“the Company”), as if such transactions had occurred on January 1, 2009.

This unaudited pro forma condensed consolidated statement should be read in connection with the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the above transactions.

The pro forma condensed consolidated statement of operations is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated on the date presented, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

The Company, after reasonable inquiry, is not aware of any material factors relating to the Acquisition Properties that would cause the reported financial information not to be indicative of future operating results.

KIMCO REALTY CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(Unaudited)

(in thousands, except per share data)

	Company Historical (1)	Acquisition Properties revenues and certain operating expenses (2)	Pro forma Adjustments		Company pro forma
Revenues from rental property	$786,887	$80,938	$(1,065)	(3)	$$866,760
Rental property expenses:
Rent	(14,082)	(731)			(14,813)
Real estate taxes	(112,405)	(10,733)			(123,138)
Operating and maintenance	(110,056)	(9,146)			(119,202)
Impairment of property carrying values	(50,000)				(50,000)
Mortgage and other financing income	14,956				14,956
Management and other fee income	42,486				42,486
Depreciation and amortization	(227,729)		(26,309)	(4)	(254,038)
General and administrative expenses	(110,091)	(946)			(111,037)
Interest, dividends and other investment income	33,098				33,098
Other expense, net	(893)				(893)
Interest expense	(209,879)		(28,526)	(5)	(238,405)
Income from other real estate investments	36,199				36,199
Gain on sale of development properties	5,751				5,751
Impairments:
Real estate under development	(2,100)				(2,100)
Investments in other real estate investments	(49,279)				(49,279)
Marketable securities and other investments	(30,050)				(30,050)
Investments in real estate joint ventures	(43,658)				(43,658)
Loss from continuing operations before income taxes and equity in income of joint ventures	(40,845)	59,382	(55,900)		(37,363)
Benefit for income taxes	36,622				36,622
Equity in income of joint ventures, net	6,309				6,309
Net gain on transfer or sale of operating properties, net of tax	3,867				3,867
Net income attributable to noncontrolling interests	(10,003)		(2,925)	(6)	(12,928)
Loss from continuing operations	(4,050)	59,382	(58,825)		(3,493)
Preferred stock dividends	(47,288)				(47,288)
Loss from continuing operations available to common shareholders	$(51,338)	$59,382	$(58,825)		$(50,781)
Per common share:
Loss from continuing operations:
-Basic	$(0.15)				$(0.15)
-Diluted	$(0.15)				$(0.15)
Weighted average shares:
-Basic	350,077				350,077
-Diluted	350,077				350,077

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement of operations

KIMCO REALTY CORPORATION AND SUBSIDIARIES

NOTES AND ADJUSTMENTS TO PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(UNAUDITED, DOLLARS IN THOUSANDS)

(1)  Reflects the consolidated operations of the Company related to continuing operations for the year ended December 31, 2009. Revenues and expenses related to discontinued operations are not included. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

(2)  Reflects the revenues and certain expenses of the Acquisition Properties based on the operations of such properties for the period beginning January 1, 2009, through the date of acquisition by the Company.

	PL Retail Acquisitions	Other	Total
Revenues from rental property	$65,712	$15,226	$80,938

Rental property expenses:
Rent	(731)	-	(731)
Real estate taxes	(8,792)	(1,941)	(10,733)
Operating and maintenance	(6,972)	(2,174)	(9,146)

General and administrative expenses	(936)	(10)	(946)
Total	$48,281	$11,101	$59,382

(3)  Reflects an adjustment to straight-line rent to reset each tenant’s beginning lease term to January 1, 2009 and one year of amortization of above-market and below-market leases (see table below).

(4)  Reflects the estimated depreciation and amortization for the Acquisition Properties in accordance with the Financial Accounting Standards Board’s (“FASB’s”) Business Combinations guidance for the period beginning January 1, 2009, to the date of acquisition by the Company, using the estimated useful lives of the real estate investments and related intangible assets and liabilities based on the purchase price allocation. Mortgage debt discounts or premiums are amortized into interest expense over the remaining term of the related debt instrument. Depreciation and amortization expense is computed on a straight-line basis over the estimated useful life of the assets or liabilities as follows:

	Estimated Useful Life	Depreciation & Amortization Expense	Rental Revenue (Increase)/Decrease	Interest Expense
Building	50 years	$7,929	$-	$-
Building Improvements	45 years	4,187	-	-
Tenant Improvements	(a)	5,284	-	-
Leases in Place	(a)	6,502	-	-
Other Intangibles	(a)	2,407	-	-
Above Market Leases	(a)	-	7,388	-
Below Market Leases	(a)	-	(4,412)	-
Net Mortgage Premium	4.0 years	-	-	940
		$26,309	$2,976	$940

(a)  Based on average remaining lease term.

(5)  Reflects interest expense under the Company’s line of credit based on additional borrowings relating to the Acquisition Properties for the period beginning January 1, 2009, to the date of acquisition multiplied by the weighted average interest rate (5.04% for the period beginning January 1, 2009 through December 31, 2009).  Additionally, includes the interest expense based on assumed mortgages related to the Acquisition Properties for the period beginning January 1, 2009, to the date of acquisition by the Company. Any mortgage premium or discount on existing debt that is assumed is amortized into interest expense over the remaining term of the related debt instrument (see table above).  The calculation of pro forma interest expense is as follows:

KIMCO REALTY CORPORATION AND SUBSIDIARIES

NOTES AND ADJUSTMENTS TO PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(UNAUDITED, DOLLARS IN THOUSANDS)

Line of credit borrowing	$1,836
Add:

Interest on assumed mortgages ($577.6 million total assumed mortgages with interest rates ranging from LIBOR plus 1.45% to 9.00%)	25,750
Debt discount amortization	940
Total interest expense adjustment	$28,526

(6) Reflects the Preferred Stock Dividends to the preferred shareholders of $2,920 and dividends to Senior Preferred Interest Holders of approximately $5 for the period January 1, 2009 through November 4, 2009, the date of acquisition.

KIMCO REALTY CORPORATION AND SUBSIDIARIES

PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations of the Company (including the Acquisition Properties) based upon the pro forma consolidated statement of operations for the year ended December 31, 2009.  These estimated results do not purport to represent results of operations for the Company in the future and were prepared based on the assumptions outlined in the following note, which should be read in conjunction with this statement (in thousands).

Proforma

Loss from continuing operations	$(3,493)

Net book depreciation in excess of tax depreciation	24,261
Deferred and prepaid rents	(18,967)
Exercise of non-qualified stock options	12,107
Book/tax differences from investments in real estate joint ventures	55,101
Book/tax differences on sale of property	(13,478)
Book adjustments to property carrying values and marketable equity securities	122,903
Other book/tax differences, net	1,312

Estimated taxable operating income	179,746

Adjustments:
Depreciation	254,038
Net book depreciation in excess of tax depreciation	(24,261)
Amortization of acquired above-market and below market leases	2,976
Amortization of mortgage discount	940

Estimated cash to be made available by operations	$413,439

KIMCO REALTY CORPORATION AND SUBSIDIARIES

NOTE TO PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

1.

Basis of Presentation

The pro forma results for December 31, 2009 presented in the Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations summarize the adjustments made to the results of operations of the Company for the year ended December 31, 2009. The pro forma adjustments reflect activity as if the acquisition of the Selected Acquisition Properties had been completed as of January 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2010

KIMCO REALTY CORPORATION

By:

/s/ Michael V. Pappagallo

Name:

Michael V. Pappagallo

Its:

Executive Vice President,

Chief Financial Officer and

Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Weiser LLP